Exhibit 99.1

News Release

News Media Contact:	Investor Relations Contact:
Ed Mattix	Jane Okun
IHS Inc.	IHS Inc.
+1 303 397 2467	+1 303 397 2747
ed.mattix@ihs.com	jane.okun@ihs.com

IHS Announces Annual Meeting Shareholder Voting Results

ENGLEWOOD, Colo. — May 4, 2007 — IHS Inc. (NYSE: IHS) held its annual stockholder meeting on April 26.  After a vote, IHS stockholders approved the following:

•                  Steven A. Denning, Roger Holtback and Michael Klein as Directors until the Annual Meeting in 2010 or until their respective successors have been elected and qualified; and

•                  Ratification of the appointment of Ernst & Young LLP as its independent auditor for the 2007 fiscal year, which ends November 30, 2007.

During the meeting, Jerre Stead, IHS Chairman and CEO, provided an overview of the company and Michael Sullivan, executive vice president and CFO, provided a financial summary.  Among many milestones achieved during the past year, IHS:

•                  Completed a Secondary Offering in October 2006

•                  Accelerated top-line growth, both organically and through accretive acquisitions

•                  Leveraged the operating model to improve margins

•                  Re-branded as one company

•                  Streamlined and improved its financial/ERP systems

•                  Completed five acquisitions strengthening the company’s value proposition across all parts of the business and all levels of its product offering.

“We are very pleased with our collective achievements in 2006 and the strong start to the 2007 fiscal year,” said Mr. Stead.  “We will continue to invest for future growth, delight our customers to solve their business challenges, and continue to create opportunities for IHS colleague success.”

The webcast replay of the IHS Annual Stockholder Meeting can be accessed at http://www.ihs.com/Investor-Relations.

About IHS (www.ihs.com)

IHS (NYSE: IHS) is a leading provider of critical technical information, decision-support tools and related services to customers around the world. Our data and services are used primarily by the energy, defense, aerospace, construction, electronics, and automotive industries. IHS translates the value of our global information, expertise and knowledge to enable customer success and create customer delight on a daily basis. Ranging from governments and large multinational corporations to smaller companies and technical professionals in more than 100 countries, customers rely on our offerings to facilitate decision making, support key processes and improve productivity. IHS has been in business for nearly 50 years and employs more than 2,500 people around the world.

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IHS is a registered trademark of IHS Inc. All other company and product names may be trademarks of their respective owners.  Copyright © 2007 IHS Inc.  All rights reserved.

Forward-Looking Statements
This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical facts.  Such statements may include financial projections and estimates and their underlying assumptions, statements regarding plans, objectives and expectations with respect to future operations, products, and services, and statements regarding future performance.  Forward-looking statements are generally identified by the words “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and similar expressions.  Although IHS and its management believe that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties—many of which are difficult to predict and generally beyond the control of IHS—that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.  These risks and uncertainties include those discussed or identified by IHS from time to time in its public filings.  Other than as required by applicable law, IHS does not undertake any obligation to update or revise any forward-looking information or statements.  Please consult our public filings at www.sec.gov <http://www.sec.gov/>  or www.ihs.com.